UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 28, 2010

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Leadership Transitions

On July 28, 2010, the Board of Directors (the “Board”) of Boston Private Financial Holdings, Inc. (the “Company”) elected Stephen M. Waters to serve as Chairman of the Board, effective July 31, 2010, to succeed Timothy L. Vaill. As previously announced, in connection with the appointment of Clayton G. Deutsch as Chief Executive Officer and President of the Company effective as of July 31, 2010, Mr. Vaill will cease to serve as Chairman and Chief Executive Officer. In addition, Walter M. Pressey will step down as President of the Company effective as of July 31, 2010. Mr. Vaill will continue to serve as a Director of the Company, and Mr. Pressey will continue to serve as Vice Chairman of the Company and will remain on the Board of Directors.

Compensation of Timothy L. Vaill

In connection with the termination of Mr. Vaill’s employment agreement on September 4, 2010, which the Company previously disclosed in its Current Report on Form 8-K filed on June 8, 2010, the Board voted to accelerate the vesting of the benefits payable under the Amended and Restated Supplemental Executive Retirement Agreement, dated December 18, 2008, between the Company and Mr. Vaill (the “SERP Agreement”), such that the benefits payable under the SERP Agreement will become 100% vested as of September 4, 2010, the date on which Mr. Vaill’s employment with the Company will cease. In addition, 21,244 shares of restricted stock and 32,830 options held by Mr. Vaill will vest on September 4, 2010, in accordance with the respective terms of their original grant. Mr. Vaill’s options have strike prices ranging from $16.72 to $27.16 and will expire on September 4, 2012. Mr. Vaill will be eligible for a pro-rated bonus for the period of June 17, 2010 through September 4, 2010 based on the Company’s 2010 performance, and will retain his performance shares and receive pro-rated payouts at the end of the performance periods based on actual results and service.

Amendment of the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan and Grants

On July 28, 2010, the Board approved and adopted an amendment to the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan (the “Plan”) increasing the maximum number of shares of common stock reserved and available for issuance under the Plan to 600,000 shares. The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the text of the amendment to the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On July 31, 2010, the Board granted Mr. Deutsch (i) 302,572 shares (the “Inducement Award”) of restricted common stock under the Plan, as previously disclosed on the Company’s Current Report on Form 8-K filed on June 8, 2010, (ii) 76,589 shares (the “Time-Based Award”) of restricted common stock under the Plan, which vest in five equal annual installments beginning on July 31, 2011, (iii) 76,589 shares (the “2009 Performance Award”) of restricted common stock under the Plan, which shares will vest based on the Company’s performance over a three-year performance period commencing January 1, 2009 and ending December 31, 2011, and (iv) 76,589 shares (the “2010 Performance Award” and together with the Inducement Award, the Time-Based Award and the 2009 Performance Award, the “Awards”) of restricted common stock under the Plan, which shares will vest based on the Company’s performance over a three-year performance period commencing January 1, 2010 and ending December 31, 2012. The number of shares vesting under the 2009 Performance Award and the 2010 Performance Award will be pro-rated based on the number of days Mr. Deutsch was employed with the Company during the relevant performance period.

The Inducement Award agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The Time-Based Award agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference. The 2009 Performance Award agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference. The 2010 Performance Award agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

On August 2, 2010, the Company issued a press release announcing that the Company granted the Awards to Mr. Deutsch. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 28, 2010, the Board adopted Restated Articles of Organization of the Company, which (i) consolidates previous Articles of Amendment, (ii) designates the rights and preferences of 401 shares Series B-1 Non-Cumulative Perpetual Convertible Preferred Stock, par value $1.00 per share, which may be issued to facilitate future transfers of shares of the Series B Non-Cumulative Perpetual Contingent Convertible Preferred Stock, par value $1.00 per share, (iii) deletes Section 4.3A of Article 4 to eliminate references to the Series A Non-Cumulative Mandatorily Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), reflecting the conversion of the Series A Preferred Stock into 6,346,572 shares of the Company’s common stock, and (iv) deletes Section 4.4 of Article 4 to eliminate references to the Fixed Rate Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share (the “Series C Preferred Stock”), reflecting the Company’s repurchase of the Series C Preferred Stock, which had been designated and issued to the United States Department of the Treasury (the “Treasury”) in connection with the Company’s participation in the Treasury’s Troubled Asset Relief Program Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 and the rules and regulations promulgated thereunder. The Restated Articles of Organization were filed with the Massachusetts Secretary of the Commonwealth on July 30, 2010 and were effective as of the date thereof. A copy of the text of the Restated Articles of Organization is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On July 28, 2010, the Board adopted Amended and Restated By-Laws of the Company, which provides clarification regarding the election and responsibilities of the Chairman of the Board. A copy of the text of the Amended and Restated By-Laws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Restated Articles of Organization of Boston Private Financial Holdings, Inc.

3.2	Amended and Restated By-Laws of Boston Private Financial Holdings, Inc.

10.1	First Amendment to Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan.

10.2	Inducement Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

10.3	Time-Based Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

10.4	2009 Performance Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

10.5	2010 Performance Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

99.1	Press Release, dated August 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/S/ DAVID J. KAYE
Name:	David J. Kaye
Title:	Executive Vice President & Chief Financial Officer

Date: August 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Articles of Organization of Boston Private Financial Holdings, Inc.

3.2	Amended and Restated By-Laws of Boston Private Financial Holdings, Inc.

10.1	First Amendment to Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan.

10.2	Inducement Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

10.3	Time-Based Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

10.4	2009 Performance Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

10.5	2010 Performance Restricted Stock Award Agreement Under the Boston Private Financial Holdings, Inc. 2010 Inducement Stock Plan, dated August 2, 2010, by and between the Company and Clayton G. Deutsch.

99.1	Press Release, dated August 2, 2010.